UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2020

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-37700	47-0871001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

(920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NCBS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Nicolet Bankshares, Inc. (“Nicolet”) and Advantage Community Bancshares, Inc. (“Advantage”) jointly announce the execution of a definitive merger agreement, dated March 2, 2020, pursuant to which Nicolet will acquire Advantage and its wholly-owned banking subsidiary, Advantage Community Bank (“ACB”). Terms of the all-cash deal were not disclosed. A copy of the joint press release is attached hereto as Exhibit 99.1.

Approvals and Closing Date: The private, all-cash transaction has been unanimously approved by the boards of directors of both companies. It is subject to Advantage shareholder approval and other customary closing conditions and is expected to close in the third quarter of 2020. Upon consummation of the transaction, all branch offices of Advantage Bank are expected to open as Nicolet National Bank branches.

Important Information for Advantage Shareholders

Before making any voting decision, Advantage shareholders are urged to read the proxy statement and any other documents to be mailed to Advantage shareholders in connection with the proposed merger because they will contain important information about Nicolet, Advantage and the proposed merger.  When available, the proxy statement will be delivered to shareholders of Advantage.

Forward Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995.

This news release contains forward-looking statements within the meaning of the federal securities law. Statements in this release that are not strictly historical are forward-looking and based upon current expectations that may differ materially from actual results. These forward-looking statements, identified by words such as “will”, “expect”, “believe”, “prospects”, or other words of similar meaning, involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. In addition to factors previously disclosed in Nicolet’s reports filed with the SEC and those identified elsewhere in this report, these forward-looking statements include, but are not limited to, statements about the expected benefits of the transaction, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and general economic trends and changes in interest rates, increased competition, regulatory or legislative developments affecting the financial industry generally or either Nicolet or Advantage specifically, the interpretation of tax legislation, changes in consumer demand for financial services, the possibility of unforeseen events affecting the industry generally or either Nicolet or Advantage specifically, the uncertainties associated with newly developed or acquired operations and market disruptions. Neither Nicolet nor Advantage undertakes any obligation to release revisions to these forward-looking statements publicly to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Investor Relations & Media Contacts:

Advantage:	Chris Myhre – CEO, Advantage Community Bank
Phone: 715.849.2265
Email: cmyhre@advantagecommunity.com

Nicolet:	Mike Daniels – President & CEO, Nicolet National Bank
Jeff Gahnz – VP, Marketing / Public Relations, Nicolet National Bank
Phone: 920.430.1400
Email: mdaniels@nicoletbank.com or jgahnz@nicoletbank.com

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Joint Press Release, dated March 2, 2020

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2020	NICOLET BANKSHARES, INC.

	By:	/s/ Ann K. Lawson
Ann K. Lawson
Chief Financial Officer